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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                   ----------


                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 15, 1998

                                   ----------

                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



              Delaware                     1-27                74-1383447
   (State or other jurisdiction of    (Commission File       (I.R.S. Employer
           incorporation)                  Number)        Identification Number)



      2000 Westchester Avenue,                                    10650
        White Plains, New York                                  (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000

              (Registrant's telephone number, including area code)



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


Item 2. Acquisition or Disposition of Assets
--------------------------------------------

         On January 15, 1998, subsidiaries of Texaco Inc. and Shell Oil Company reached agreement on the formation and operational start up of Equilon Enterprises LLC (Equilon), a newly formed Delaware limited liability company. Equilon is a joint venture which combines major elements of the companies' western and midwestern U.S. refining and marketing businesses and their nationwide trading, transportation and lubricants businesses. Shell owns 56 percent and Texaco owns 44 percent of Equilon.

         Equilon will continue to use these assets in the refining, marketing, trading, transportation and lubricants businesses and will market petroleum and other products directly and through independent wholesalers and retailers. Equilon will have exclusive rights to use both the Shell and Texaco brands on refined oil product sales in those areas of the United States where Equilon is authorized to conduct its respective businesses.

         Under the terms of a consent agreement accepted by the Federal Trade Commission (FTC) and similar agreements with the attorneys general of California, Hawaii, Oregon and Washington, certain assets will be divested, including Shell's Anacortes, Washington refinery, certain Texaco and Shell marketing assets in southern California and Hawaii, and certain pipeline interests.

         Texaco, Shell and Saudi Refining, Inc. (a corporate affiliate of Saudi Aramco) are finalizing agreements for a separate joint venture involving their eastern and Gulf Coast refining and marketing businesses in the United States. The parties are optimistic that this second transaction will be concluded early in 1998. This joint venture will be initially owned 35 percent by Shell, 32.5 percent by Texaco and
         32.5 percent by Saudi Refining, Inc.

         Texaco's and Shell's exploration, production and chemical businesses are not included in the joint ventures.

         A copy of the Asset Transfer and Liability Assumption Agreement dated as of January 15, 1998, among the companies is attached as Exhibit 2.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

(b)      Pro Forma Financial Information

         Basis of Presentation

         The following unaudited pro forma statements of consolidated income for the nine months ended September 30, 1997 and the year ended December 31, 1996 and the unaudited pro forma condensed consolidated balance sheet as of September 30, 1997 (collectively the "Pro Forma Financial Statements") have been prepared from the historical financial statements of Texaco Inc. and subsidiary companies, as adjusted to reflect the January 15, 1998 formation of Equilon. For presentation purposes, the transaction has been reflected as an acquisition by Texaco of a 44% equity interest in Equilon, and the simultaneous disposition of substantially all the businesses of Texaco Refining and Marketing Inc. and Texaco Trading and Transportation Inc., and their subsidiaries.

         The unaudited pro forma statements of consolidated income have been prepared as if the foregoing transactions had occurred on January 1, 1996. The unaudited pro forma condensed consolidated balance sheet has been prepared as if the transactions had occurred as of September 30, 1997.

         The Pro Forma Financial Statements are shown for illustrative purposes only and are not necessarily indicative of the current or future financial position or results of operations of Texaco. These statements should be read in conjunction with the historical financial statements included in Texaco's Form 10-K for the year ended December 31, 1996 and Form 10-Q for the quarterly period ended September 30, 1997. The pro forma adjustments, by necessity, use estimates and assumptions based on currently available information. Management believes that the estimates and assumptions are reasonable and that the significant effects of the transactions are properly reflected in the Pro Forma Financial Statements.

         These Pro Forma Financial Statements do not include anticipated benefits from operating efficiencies which may result from the formation of Equilon. These statements do not include estimated losses or gains that might result from selling assets to comply with the terms of the FTC consent agreement and other agreements. Under the FTC consent agreement, results from Shell's Anacortes refinery must be kept separate from the results of operations of Equilon, and therefore are excluded from Texaco's equity in the pre-tax income of Equilon in the following Unaudited Pro Forma Statements of Consolidated Income. The parties to the joint venture have agreed that Equilon is entitled to the net proceeds and any gain or loss that may result from the disposition of the Anacortes refinery. The Unaudited Pro Forma Condensed Consolidated Balance Sheet includes Texaco's share of the net book value of the Anacortes refining assets.

                      TEXACO INC. AND SUBSIDIARY COMPANIES
              UNAUDITED PRO FORMA STATEMENT OF CONSOLIDATED INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
              ----------------------------------------------------
                 (Millions of dollars, except per share amounts)


                                                                                          Unaudited
                                                                   -------------------------------------------------------
                                                                                    Pro Forma Adjustments
                                                                               ------------------------------
                                                                   Historical                                    Pro Forma
                                                                     Texaco    Disposition(1)     Acquisition     Texaco
                                                                     ------    --------------     -----------     ------
        REVENUES
              Sales and services                                       $33,630       $ 8,314        $    --        $25,316
              Equity in income of affiliates, interest,
                  asset sales and other                                    988            40            212(2)       1,160
                                                                       -------       -------        -------        -------
                                                                        34,618         8,354            212         26,476
                                                                       -------       -------        -------        -------
         DEDUCTIONS
              Purchases and other costs                                 26,324         6,820             --         19,504
              Operating expenses                                         2,184           451             --          1,733
              Selling, general and administrative expenses               1,219           495             --            724
              Maintenance and repairs                                      260           131             --            129
              Exploratory expenses                                         306            --             --            306
              Depreciation, depletion and amortization                   1,145           137             --          1,008
              Interest expense                                             309            11            (22)(3)        276
              Taxes other than income taxes                                365            64             --            301
              Minority interest                                             54             2             --             52
                                                                       -------       -------        -------        -------
                                                                        32,166         8,111            (22)        24,033
                                                                       -------       -------        -------        -------
         Income before income taxes                                      2,452           243            234          2,443

         Provision for income taxes                                        411            85             82(4)         408
                                                                       -------       -------        -------        -------

         NET INCOME                                                    $ 2,041       $   158        $   152        $ 2,035
                                                                       =======       =======        =======        =======

         Net income per common share (dollars)(a)
              Basic                                                    $  3.85                                     $  3.84
              Diluted                                                  $  3.75                                     $  3.74

         Average number of common shares outstanding
           for computation of earnings per share
           (thousands)(a)
              Basic                                                    519,553                                     519,553
              Diluted                                                  540,040                                     540,040

(a) Reflects  two-for-one  stock split,  effective  September 29, 1997,  and the adoption of Statement of Financial Accounting
    Standards No. 128, Earnings Per Share.


The accompanying notes to the Unaudited Pro Forma Statement of Consolidated Income are an integral part of this statement.

                      TEXACO INC. AND SUBSIDIARY COMPANIES
              UNAUDITED PRO FORMA STATEMENT OF CONSOLIDATED INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
              ----------------------------------------------------
                 (Millions of dollars, except per share amounts)


                                                                                             Unaudited
                                                                               -------------------------------------------
                                                                                    Pro Forma Adjustments
                                                                               ------------------------------
                                                                   Historical                                    Pro Forma
                                                                     Texaco    Disposition(1)     Acquisition     Texaco
                                                                     ------    --------------     -----------     ------
        REVENUES
              Sales and services                                       $44,561       $11,381        $    --        $33,180
              Equity in income of affiliates, interest,
                  asset sales and other                                    939            59            245(2)       1,125
                                                                       -------       -------        -------        -------
                                                                        45,500        11,440            245         34,305
                                                                       -------       -------        -------        -------
         DEDUCTIONS
              Purchases and other costs                                 34,643         9,378             --         25,265
              Operating expenses                                         2,978           571             --          2,407
              Selling, general and administrative expenses               1,693           659             --          1,034
              Maintenance and repairs                                      367           177             --            190
              Exploratory expenses                                         379            --             --            379
              Depreciation, depletion and amortization                   1,455           177             --          1,278
              Interest expense                                             434            14            (30)(3)        390
              Taxes other than income taxes                                496            79             --            417
              Minority interest                                             72             2             --             70
                                                                       -------       -------        -------        -------
                                                                        42,517        11,057            (30)        31,430
                                                                       -------       -------        -------        -------
         Income before income taxes                                      2,983           383            275          2,875

         Provision for income taxes                                        965           134             97(4)         928
                                                                       -------       -------        -------        -------

         NET INCOME                                                    $ 2,018       $   249        $   178        $ 1,947
                                                                       =======       =======        =======        =======

         Net income per common share (dollars)(a)
              Basic                                                    $  3.77                                     $  3.63
              Diluted                                                  $  3.68                                     $  3.55

         Average number of common shares outstanding
           for computation of earnings per share
           (thousands)(a)
              Basic                                                    520,392                                     520,392
              Diluted                                                  541,824                                     541,824


(a) Reflects  two-for-one  stock split,  effective  September 29, 1997,  and the adoption of Statement of Financial Accounting
Standards No. 128, Earnings Per Share.


The accompanying notes to the Unaudited Pro Forma Statement of Consolidated Income are an integral part of this statement.

                      TEXACO INC. AND SUBSIDIARY COMPANIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
            --------------------------------------------------------
                              (Millions of dollars)


                                                                                          Unaudited
                                                                   -------------------------------------------------------
                                                                                    Pro Forma Adjustments
                                                                               ------------------------------
                                                                   Historical                                    Pro Forma
                                                                     Texaco    Disposition(1)     Acquisition     Texaco
                                                                     ------    --------------     -----------     ------
ASSETS
   Current Assets
      Cash and cash equivalents                                        $   451       $    --        $    --        $   451
      Short-term investments - at fair value                                48            --             --             48
      Accounts and notes receivable                                      3,999           649             --          3,350
      Inventories                                                        1,537           429             --          1,108
      Deferred income taxes and other current assets                       283             4             --            279
                                                                       -------       -------        -------        -------
           Total current assets                                          6,318         1,082             --          5,236

   Investments and Advances                                              5,439            43          2,379(2)       7,775

   Net Properties, Plant and Equipment                                  14,093         2,730             --         11,363

   Deferred Charges                                                        965           109             --            856
                                                                       -------       -------        -------        -------

              Total                                                    $26,815       $ 3,964        $ 2,379        $25,230
                                                                       =======       =======        =======        =======

LIABILITIES AND STOCKHOLDERS' EQUITY
   Current Liabilities
      Short-term debt                                                  $   521       $    15        $    --        $   506
      Accounts payable and accrued liabilities                           3,818           733             --          3,085
      Estimated income and other taxes                                   1,205            87             --          1,118
                                                                       -------       -------        -------        -------
           Total current liabilities                                     5,544           835             --          4,709

   Long-Term Debt and Capital Lease Obligations                          5,116           122           (474)(3)      4,520
   Deferred Income Taxes                                                   808             3             --            805
   Employee Retirement Benefits                                          1,208            --             --          1,208
   Deferred Credits and Other Noncurrent Liabilities                     1,873           144             --          1,729
   Minority Interest in Subsidiary Companies                               649             7             --            642
                                                                       -------       -------        -------        -------
           Total                                                        15,198         1,111          (474)         13,613
   Stockholders' Equity                                                 11,617         2,853          2,853         11,617
                                                                       -------       -------        -------        -------

           Total                                                       $26,815       $ 3,964        $ 2,379        $25,230
                                                                       =======       =======        =======        =======





The accompanying notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet are an integral part of this statement.

Notes to Unaudited Pro Forma Financial Statements
-------------------------------------------------

Unaudited Pro Forma Statement of Consolidated Income for the Nine Months Ended September 30, 1997 and Year Ended December 31, 1996

        (1) The impact on revenues, costs and expenses of the pro forma disposition.

        (2) Texaco's equity in the pre-tax income of Equilon.

        (3) Assumed reduction in interest expense to reflect paydown of debt with proceeds of distribution from Equilon. (See Note 3 below.)

        (4) To reflect income taxes on Texaco's equity in Equilon's pre-tax income and additional taxes due to assumed reduction in interest expense.


Unaudited Pro Forma  Condensed  Consolidated  Balance  Sheet as of September 30,
--------------------------------------------------------------------------------
1997
----

        (1) The impact on assets and liabilities of the pro forma disposition.

        (2) Texaco's investment in Equilon, reduced by assumed distribution by Equilon of debt proceeds.

        (3) Upon formation of Equilon, Texaco received a promissory note from Equilon. It is anticipated that this note will be paid within the first half of 1998 upon the issuance of debt by Equilon. Such proceeds have been reflected as a reduction of Texaco debt.






(c)      Exhibits

            2.1 Copy of the Asset Transfer and Liability Assumption Agreement dated as of January 15, 1998, among the parties, is attached hereto and made a part hereof.

           99.1 Copy of the Press Release issued by Texaco Inc. dated January 16, 1998, entitled "Texaco, Shell Announce Completion of Western U.S. Downstream Alliance: Equilon Enterprises."

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.










                                                                TEXACO INC.
                                                           ---------------------
                                                               (Registrant)





                                                     By:       R. E. Koch
                                                           ---------------------
                                                           (Assistant Secretary)





Date:  January 30, 1998
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